UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009

FEDEX CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-15829	62-1721435
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 818-7500

(Former name or former address if changed since last report.)

FEDERAL EXPRESS CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-7806	71-0427007
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 369-3600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The information in Item 2.02 of this Report, including the exhibit, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SECTION 2. FINANCIAL INFORMATION.

Item 2.02.	Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx Corporation’s press release, dated September 11, 2009, announcing expected earnings for the fiscal quarter ended August 31, 2009.

SECTION 8. OTHER EVENTS.

Item 8.01.	Other Events.

On September 9, 2009, the Internal Revenue Service’s audit team (“Audit Team”) fully informed us of the results of their employment tax audit for the 2002 calendar year regarding the classification of independent contractors at FedEx Ground Package System, Inc. (“FedEx Ground”), a wholly owned subsidiary of FedEx Corporation. The Audit Team has proposed that no assessment of federal employment tax be made with respect to FedEx Ground’s independent contractors, with the exception of independent contractors providing the FedEx Home Delivery service. With respect to those independent contractors, the Audit Team has notified us that they propose to assess tax and penalties of $14 million plus interest for 2002. Substantially all of the proposed assessment relates to employment and withholding taxes for the 2002 calendar year.

We intend to contest the erroneous conclusions in the audit. We expect that a final resolution may not occur for some time. We believe that we have strong defenses to the proposed assessment and will vigorously defend our position, as we continue to believe that all of FedEx Ground’s independent contractors, including those providing the FedEx Home Delivery service, are independent contractors.

Similar issues are under audit by the IRS for calendar years 2004 through 2008. As the IRS is still conducting audit work for calendar years 2004 through 2008, we cannot yet determine the amount or a reasonable range of potential loss for these periods. However, we do not believe that loss is probable for either calendar year 2002 or any subsequent period.

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SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit
Number	Description
99.1	Press Release of FedEx Corporation dated September 11, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: September 11, 2009

By: /s/ HERBERT C. NAPPIER
Herbert C. Nappier
Staff Vice President and
Corporate Controller

Federal Express Corporation

Date: September 11, 2009

By: /s/ J. RICK BATEMAN
J. Rick Bateman
Vice President and
Worldwide Controller

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of FedEx Corporation dated September 11, 2009.

E-1